Putnam
Federal
Income
Trust

SEMIANNUAL REPORT
April 30, 1997

[LOGO: BOSTON * LONDON * TOKYO]

Fund highlights

* According to Lipper Analytical Services, Putnam Federal Income
  Trust's class A share total return for the year ended April 30, 1997, ranked 14 out of 175 general U.S. government funds, placing the fund in the top 8% of this category.*

   CONTENTS

 4 Report from Putnam Management

 9 Fund performance summary

14 Portfolio holdings

18 Financial statements

  *Lipper Analytical Services, an independent research organization, ranks funds according to total return performance. Their rankings vary over time and do not reflect the effects of sales charges. For periods ended 4/30/97, class A shares ranked 45 out of 75 and 23 out of 48 funds for 5- and 10-year performance, respectively; class B and class M shares ranked 41 and 16, respectively, out of 175 funds for 1-year performance. Class B and class M shares were not ranked over longer periods. Past performance is not indicative of future results.



From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

(copyright) Karsh, Ottawa

Dear Shareholder:

Managing a portfolio of fixed-income securities has become increasingly complex in recent years. The variety of available investments has proliferated and U.S. investors are increasingly looking for opportunities beyond this country's borders.

As a result, the managers of Putnam Federal Income Trust now find themselves not only surveying interest rates and maturities, but concerning themselves with such strategies as credit management, hedging non-U.S. currencies against the dollar, and readjusting the weightings of various types of securities in the fund's portfolio.

To help them with this process, fund managers Kenneth Taubes and Max Senter are able to call on Putnam's extensive fixed-income research and analysis capability. In the following report, Ken and Max discuss your fund's performance during the first half of fiscal 1997 and look at prospects for the second half.

Respectfully yours,

/S/GEORGE PUTNAM
George Putnam
Chairman of the Trustees
June 18, 1997



Report from the Fund Managers
Kenneth J. Taubes
Max S. Senter

The Federal Reserve Board's preemptive strike against inflation in late March capped off a challenging semiannual period for shareholders of Putnam Federal Income Trust. Over the six months ended April 30, 1997, bond investors reacted -- and, in some cases, overreacted -- to a flood of data that suggested the economy was overheating. Their fears were far from unfounded: the economy grew around a 5.6% annual rate in the first quarter of 1997, while unemployment dropped to its lowest level since 1973. Fortunately, your fund steered a successful course through the resulting market volatility, reaching the midpoint of its 1997 fiscal year with a small but positive total return. Complete performance information for the fund appears on pages 9 and 10.

* SECTOR POSITIONING PROVES EFFECTIVE

In its search for income, Putnam Federal Income Trust primarily invests in a variety of high-quality bonds, including U.S. and foreign government bonds, mortgage-backed investments, and bonds issued by creditworthy corporations. The percentage of assets in each sector of these markets is adjusted in response to our outlook for the economy and interest rates. This flexibility proved invaluable during the first half of the fund's 1997 fiscal year. As sectors rotated in and out of favor with investors, we successfully positioned the portfolio to benefit from changing sentiments.

We began the period with a relatively heavy weighting in corporate bonds (11.0% of portfolio holdings). Strong economic growth after years of aggressive cost cutting had put many companies on solid financial footing. As a result, 1996 was a banner year for corporate profits. According to one survey in The Wall Street Journal, corporate profits gained a remarkable 61% in the fourth quarter of 1996, compared with the fourth quarter of 1995. The result of these gains, leading to credit-rating upgrades and higher bond prices, was readily apparent in your fund's performance.

By February 1997, however, we were concerned that the situation was ripe for correction. As a prelude to the federal funds rate increase in late March, Federal Reserve Chairman Greenspan remarked to Congress that the current low level of inflation at a time of sustained economic growth appeared to be temporary, and more ominously, that "excessive optimism sows the seeds of its own reversal." Fearing the impact of higher rates on the fund's corporate bond holdings, we reduced the portfolio's position, eliminating first the lower-credit-quality bonds we considered most sensitive to changes in interest rates. Shortly thereafter, corporate bonds did suffer a downturn and we believe our move helped protect the portfolio's value.

* INCREASE IN ALLOCATION TO MORTGAGE-BACKED SECURITIES CONTRIBUTES TO POSITIVE RESULTS

Another plus for performance was our decision to increase the fund's holdings in mortgage-backed securities. We had concluded that their callability had become less onerous at their higher yield levels. Furthermore, supply/demand technical factors were, and remain, excellent. Finally, these securities were available at attractive prices on a relative value basis and we did not believe they would be too sensitive to any further increase in the federal funds rate.

[GRAPHIC OMITTED: horizontal bar chart BOND MARKET PERFORMANCE BY SECTOR]

BOND MARKET PERFORMANCE BY SECTOR*

Comparison of total returns, 10/31/96-4/30/97

Index                                                      Total return

Lehman Brothers Mortgage-Backed Securities Index              2.64%

Lehman Brothers Corporate Bond Index                          1.22%

Salomon Brothers World Government Bond Index                 -4.50%

Lehman Brothers Long-Term Treasury Bond Index                -0.05%

Footnote reads:
*These indexes reflect the general performance of market sectors in which the fund invests. The fund's performance will differ. Past performance is not indicative of future results. The indexes may include bonds different from those in the fund. It is not possible to invest directly in an index.

The fund typically holds a large number of mortgage-backed bonds in order to benefit from their yield advantage over U.S. Treasuries (historically, a difference of roughly one percentage point). These bonds carry higher yields to compensate for their prepayment risk, which can dampen performance when interest rates head lower.

Also beneficial to performance were the fund's holdings of so-called private mortgages. Securitized by private lenders such as Chase Mortgage Finance Corp. and Prudential Home Mortgage, these mortgages typically are too large (in excess of about $210,000) to meet the standards of agencies such as the Government National Mortgage Association (GNMA). The absence of a government guarantee means private mortgages are somewhat less creditworthy than those packaged by government agencies and therefore must pay more income to attract investors. While these portfolio holdings, along with others discussed in this report, were viewed favorably at the end of the fiscal period, all are subject to review and adjustment in accordance with the fund's investment strategy and may vary in the future.

Throughout the semiannual period, the U.S. dollar rose sharply against major foreign currencies, eroding U.S. investors' returns on non-dollar-based investments. For an investor in Italian government bonds, for example, a local return of 1.45% became an almost 7% loss when translated into U.S. dollars, according to J.P. Morgan. Because the fund began the period with a large number of holdings hedged back to the dollar, the impact of the rising U.S. currency was minimal. Furthermore, we reduced the international bond holdings significantly, since we did not expect dramatic outperformance, especially from European markets -- an opinion we still hold.

* SUBTLE SHIFT IN DURATION ADDS VALUE

As the period progressed, we became increasingly more cautious on the bond market's prospects. In incremental adjustments, we gradually shifted the portfolio's average duration from a relatively long position to a relatively short one. The move proved well timed and added value to the fund's results. By period's end, the move had resulted in a subtle shift from an essentially neutral position to a mildly defensive one. An important tool for investment professionals, duration measures a portfolio's sensitivity to changes in interest rates and is expressed in years.

The shift was accomplished by lowering the portfolio's weighting in corporate bonds and shifting the assets to mortgage-backed securities.

[GRAPHIC OMITTED: horizontal bar chart CHANGES IN PORTFOLIO COMPOSITION]

CHANGES IN PORTFOLIO COMPOSITION*

                                       10/31/96    4/30/97

Mortgage-backed securities                36.6%      45.3%

U.S. Treasury securities                  35.7%      33.1%

Foreign bonds and notes                   11.9%       3.8%

Corporate bonds                           11.0%       9.1%

Collateralized mortgage obligations        8.1%       7.3%

Short-term investments                     1.3%       4.0%

Footnote reads:
*Based on total net assets as of indicated date. Holdings will vary over time.

* "HISTORY COUNSELS CAUTION": ADVICE FOR BOND AND EQUITY INVESTORS

Federal Reserve Chairman Greenspan's call for prudence was directed at U.S. equity investors but it may also be appropriate for those in the bond markets. As this report was being written, the bond markets had recovered from their late-March selloff, and a host of crucial economic reports suggested that inflation was less of a threat than had earlier been predicted.

The Fed's decision to leave rates unchanged at its May meeting is no assurance against future increases. In our view, in fact, the Fed's job is not finished, and we believe it may find sufficient cause to raise rates again. We have reached this conclusion because the U.S. economy's growth rate remains strong and prospects of an upturn in foreign economies could lead the U.S. economy to heat up further.

Going forward, therefore, we intend to keep the fund's duration neutral to short, making the most of a flexible investment strategy by seeking income where opportunities arise.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 4/30/97, there is no guarantee the fund will continue to hold these securities in the future.

Performance summary

Performance should always be considered in light of a fund's investment strategy. Putnam Federal Income Trust is designed for investors seeking high current income consistent with preservation of capital primarily through U.S. government securities.

TOTAL RETURN FOR PERIODS ENDED 4/30/97

                                Class A           Class B          Class M
(inception date)               (6/2/86)          (6/6/94)         (4/12/95)
                              NAV     POP      NAV     CDSC      NAV     POP
------------------------------------------------------------------------------
6 months                   1.82%   -3.02%    1.46%   -3.48%    1.71%  -1.63%
------------------------------------------------------------------------------
1 year                      7.01    1.92     6.37     1.37     6.86    3.39
------------------------------------------------------------------------------
5 years                    33.77   27.39       --       --       --      --
Annual average              5.99    4.96       --       --       --      --
------------------------------------------------------------------------------
10 years                  103.13   93.44       --       --       --      --
Annual average              7.34    6.82       --       --       --      --
------------------------------------------------------------------------------
Life of fund                  --      --    19.42    16.42     15.90  12.15
Annual average                --      --     6.31     5.38     7.46    5.75
------------------------------------------------------------------------------

COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 4/30/97

                                              Lehman Bros.
                                               Government        Consumer
                                               Bond Index      Price Index
------------------------------------------------------------------------------
6 months                                        1.32%             1.20%
------------------------------------------------------------------------------
1 year                                          6.48              2.50
------------------------------------------------------------------------------
5 years                                        41.91             14.84
Annual average                                  7.25              2.81
------------------------------------------------------------------------------
10 years                                      122.69             42.15
Annual average                                  8.33              3.58
------------------------------------------------------------------------------
Life of class B                                23.04              8.61
Annual average                                  7.37              2.89
------------------------------------------------------------------------------
Life of class M                                16.87              5.81
Annual average                                  7.77              2.79
------------------------------------------------------------------------------

Performance data represent past results, do not reflect future performance, and will differ for each share class. They do not take into account any adjustment for taxes payable on reinvested distributions or, for class A shares, distribution fees prior to implementation of the class A distribution plan in 1990. Investment returns and principal value will fluctuate so that an investor's shares, when sold, may be worth more or less than their original cost. POP assumes 4.75% maximum sales charge for class A shares and 3.25% for class M shares. CDSC for class B shares assumes the applicable sales charge, with the maximum being 5%.

PRICE AND DISTRIBUTION INFORMATION
6 months ended 4/30/97

                                  Class A         Class B         Class M
------------------------------------------------------------------------------
Distributions (number)             6               6               6
------------------------------------------------------------------------------
Income                           $0.31          $0.274            $0.299
------------------------------------------------------------------------------
Capital gains                       --              --                --
------------------------------------------------------------------------------
  Total                          $0.31          $0.274            $0.299
------------------------------------------------------------------------------
Share value:                 NAV     POP          NAV          NAV     POP
------------------------------------------------------------------------------
10/31/96                  $10.01  $10.51        $9.98       $10.01  $10.35
------------------------------------------------------------------------------
4/30/97                     9.88   10.37         9.85         9.88   10.21
------------------------------------------------------------------------------
Current return (end of
period)
------------------------------------------------------------------------------
Current dividend rate1      6.44%   6.13%        5.73%        6.19%   5.99%
------------------------------------------------------------------------------
Current 30-day SEC yield2   6.58    6.27         5.86         6.42    6.21
------------------------------------------------------------------------------
1Income portion of most recent distribution, annualized and divided by NAV or POP at end of period.

2Based on investment income, calculated using SEC guidelines.

TOTAL RETURN FOR PERIODS ENDED 3/31/97
(most recent calendar quarter)

                                Class A            Class B           Class M
(inception date)                (6/2/86)          (6/6/94)          (4/12/95)
                              NAV     POP      NAV     CDSC       NAV     POP
------------------------------------------------------------------------------
6 months                     2.82%  -2.06%    2.35%   -2.63%     2.81   -0.53%
------------------------------------------------------------------------------
1 year                       5.02    0.08     4.18    -0.76      4.78    1.41
------------------------------------------------------------------------------
5 years                     33.00   26.64       --       --        --      --
Annual average               5.87    4.84       --       --        --      --
------------------------------------------------------------------------------
10 years                    91.68   82.50       --       --        --      --
Annual average               6.72    6.20       --       --        --      --
------------------------------------------------------------------------------
Life of fund                   --      --    17.76    14.76     14.36   10.66
Annual average                 --      --     5.97     5.00      7.05    5.28
------------------------------------------------------------------------------

Performance data represent past results, do not reflect future performance, and will differ for each share class. Investment returns and principal value will fluctuate so that an investor's shares, when sold, may be worth more or less than their original cost.

TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class M shares have a lower initial sales and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the maximum 4.75% sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B shares and assumes redemption at the end of the period. Your fund's CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies.

COMPARATIVE BENCHMARKS

Lehman Brothers Government Bond Index* is an unmanaged list of publicly issued U.S. Treasury obligations and debt obligations of U.S. government agencies (excluding mortgage-backed securities). The average quality of bonds included in the index may be higher than the average quality of those bonds in which the fund customarily invests.

Lehman Brothers Corporate Bond Index* is an unmanaged list of publicly issued, fixed-rate non-convertible investment-grade domestic corporate debt securities frequently used as a general measure of the performance of fixed-income securities.

Lehman Brothers Long-Term Treasury Bond Index* is composed of all bonds covered by the Lehman Brothers Treasury Bond Index with maturities of 10 years of greater.

Lehman Brothers Mortgage-Backed Securities Index* is an unmanaged list of GNMA bonds.

Salomon Brothers World Government Bond Index* is a market-capitalization weighted benchmark that tracks the performance of government-bond markets in 14 countries.

Consumer Price Index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

*Securities indexes assume reinvestment of all distributions and interest payments and do not take in account brokerage fees or taxes. Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.


WELCOME TO
www.putnaminv.com

Now you can get up-to-date information about your funds, learn more about investing and retirement planning, and access market news and an economic outlook from Putnam experts -- with just a few clicks of the mouse!

VISIT PUTNAM'S NEW SITE ON THE WORLD WIDE WEB TO FIND OUT:

* the benefits of investing with Putnam

* Putnam's money management philosophy

* daily fund pricing and long-term fund performance

* how to tell if your retirement savings plan is on track

* how quickly money can accumulate in a tax-deferred investment

You can also read Dr. Robert Goodman's economic commentary and Putnam's Capital Markets Forum outlook, search for a particular Putnam fund by name or objective . . . and much more.

The site can be accessed through any of the major online services
(America Online, CompuServe, Prodigy) that offer web access. Of course, you can also access it via Netscape and an independent Internet service provider.

New features will be added to the site on an ongoing basis. So, visit us at http://www.putnaminv.com -- often!



Portfolio of investments owned
April 30, 1997 (Unaudited)


U.S. GOVERNMENT AND AGENCY OBLIGATIONS  (78.4%) *
PRINCIPAL AMOUNT                                                                                       VALUE

U.S. Government Agency Mortgage Pass-Through Certificates  (45.3%)
------------------------------------------------------------------------------------------------------------
                 Federal Home Loan Mortgage Corp.
 $   18,523,391    8 1/2s, with due dates from June 1, 2026 to January 1, 2027                $   19,119,476
      9,701,045    5 1/2s, with due dates from March 1, 2011 to April 1, 2011                      9,034,098
     11,700,000  Federal National Mortgage Association 7s,
                   TBA, June 16, 2027                                                             11,334,375
     44,332,549  Federal National Mortgage Association 7s,
                   with due dates from October 1, 2017 to January 1, 2027                         42,947,184
                 Government National Mortgage Association
     16,089,966    8s, with due dates from January 15, 2001 to June 15, 2023                      16,613,603
     37,801,291    7 1/2s, with due dates from January 15, 2023
                     to April 15, 2026                                                            37,614,332
     10,503,998    7s, with due dates from January 15, 2027 to April 15, 2027                     10,159,259
     19,736,510    6 1/2s, with due dates from April 15, 2023
                     to November 15, 2025                                                         18,573,935
                                                                                              --------------
                                                                                                 165,396,262

U.S. Treasury Obligations  (33.1%)
------------------------------------------------------------------------------------------------------------
                 U.S. Treasury Bonds
     13,940,000    11 5/8s, November 15, 2004                                                     17,938,968
      8,005,000    8 1/8s, August 15, 2019                                                         8,956,875
     22,880,000    7 1/2s, November 15, 2024                                                      24,170,661
      1,870,000    6 1/2s, November 15, 2026                                                       1,756,341
                 U.S. Treasury Notes
     21,575,000    11 7/8s, November 15, 2003 #                                                   27,460,876
     11,375,000    6 7/8s, May 15, 2006                                                           11,471,005
     26,350,000    6 3/8s, April 30, 1999                                                         26,399,275
      2,695,000    6 1/4s, February 15, 2007                                                       2,607,413
                                                                                              --------------
                                                                                                 120,761,414
                                                                                              --------------
                 Total U.S. Government and Agency Obligations
                   (cost $289,124,172)                                                         $ 286,157,676

CORPORATE BONDS AND NOTES  (9.1%) *
PRINCIPAL AMOUNT                                                                                       VALUE

Entertainment  (0.8%)
------------------------------------------------------------------------------------------------------------
$ 2,835,000     Time Warner Entertainment Inc. deb. 7 1/4s, 2008                              $    2,743,288

Insurance and Finance  (1.6%)
------------------------------------------------------------------------------------------------------------
      3,925,000  Advanta National Bank sr. notes 7.02s, 2001                                       3,816,513
      2,010,000  Salton Sea Funding Corp. company guaranty
                   Ser. E, 8.3s, 2011                                                              2,057,336
                                                                                              --------------
                                                                                                   5,873,849
Metals and Mining  (0.5%)
------------------------------------------------------------------------------------------------------------
   1,770,000     PT Alatief Freeport sr. notes 9 3/4s, 2001 (Netherlands)                          1,914,839

Publishing  (0.7%)
------------------------------------------------------------------------------------------------------------
      1,705,000  News America Holdings, Inc. deb. 7 3/4s, 2045                                     1,540,416
      1,070,000  News America Holdings, Inc. deb. 7.7s, 2025                                         981,575
                                                                                              --------------
                                                                                                   2,521,991

Real Estate  (1.8%)
------------------------------------------------------------------------------------------------------------
      1,270,000  Health Care Property Investors, Inc. sr. notes 6 1/2s, 2006 (R)                   1,184,859
      3,335,000  Meditrust med. term notes 7.3s, 2006 (R)                                          3,246,389
      2,020,000  Sun Communities, Inc. sr. notes 7 5/8s, 2003 (R)                                  2,044,624
                                                                                              --------------
                                                                                                   6,475,872

Tobacco  (0.8%)
------------------------------------------------------------------------------------------------------------
      2,910,000  Sampoerna International Finance Co. 144A
                   company guaranty 8 3/8s, 2006(Indonesia)                                        2,940,235

Utilities  (2.9%)
------------------------------------------------------------------------------------------------------------
      9,944,000  Citizens Utilities Co. bonds 7.68s, 2034                                         10,717,643
                                                                                              --------------
                 Total Corporate Bonds and Notes  (cost $32,425,972)                          $   33,187,717

NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS  (7.3%) *
PRINCIPAL AMOUNT                                                                                       VALUE
------------------------------------------------------------------------------------------------------------
                 Chase Mortgage Finance Corp.
    $ 1,318,064    Ser. 1994-G, Class B3, 7s, April 25, 2025                                  $    1,237,333
        936,188  Collateral Interest Strip Ser. 1993-3, Class B6, 7.46s,
                   October 29, 2024                                                                  891,427
      4,016,524  Collateral Interest Strip Ser. 1993-3, Class B7, 7.46s,
                   October 29, 2024                                                                3,824,484
      1,106,298  CMC Securities Corp. III Ser. 1994-F, Class B2, 6 1/4s,
                   May 25, 2014                                                                    1,032,833
      2,755,005  Housing Securities Inc. Ser. 1993-J, Class J2, 6.66s,
                   January 25, 2009                                                                2,609,507
      2,694,084  Prudential Home Mortgage Securities Ser. 1994-28,
                   Class B2, 6.803s, September 25, 2001                                            2,586,322
                 Prudential Home Mortgage Securities 144A
      4,709,262    Ser. 94-D, Class 3B, 6.311s, August 28, 2009                                    4,372,256
      3,690,743    Ser. 93-31, Class B1, 6s, August 25, 2000                                       3,517,740
                 Residential Funding Mortgage Securities
        988,706    Ser. 93-S17, Class M3, 7s, May 25, 2008                                           937,109
        753,933    Ser. 93-S23, Class M3, 6 1/2s, June 25, 2008                                      696,682
                 Securitized Asset Sales, Inc.
      3,362,224    Ser. 93-J, Class 2B, 6.807s                                                     3,138,952
      1,846,832  Mtge. Pass Thru Certificates Ser. 1994-3, Class B1, 6.11s,
                   February 25, 1999                                                               1,792,004
                                                                                              --------------
                 Total Non-Agency Collateralized Mortgage Obligations
                   (cost $25,019,937)                                                         $   26,636,649

FOREIGN GOVERNMENT BONDS AND NOTES  (3.8%) *
PRINCIPAL AMOUNT                                                                                       VALUE
------------------------------------------------------------------------------------------------------------
AUD   8,420,000  Australia (Government of) notes 8 3/4s, 2001                                 $    6,929,086
ZAR   7,870,000  South Africa (Republic of) bonds
                   Ser. 153, 13s, 2010                                                             1,570,814
GBP   3,300,000  United Kingdom Treasury bonds 7 1/2s, 2006                                        5,378,026
                                                                                              --------------
                 Total Foreign Government Bonds and Notes
                   (cost $14,063,706)                                                         $   13,877,926

PURCHASED OPTION OUTSTANDING (--%)* (cost $158,045)
CONTRACT                                                                       EXPIRATION DATE/
AMOUNT                                                                         STRIKE PRICE            VALUE
------------------------------------------------------------------------------------------------------------
    $ 7,300,000  U.S. Dollar in exchange for Deutschemark (Call)               May 97 /
                                                                               DEM 1.692      $      165,710

SHORT-TERM INVESTMENT (4.0%) * (cost $14,682,214)
PRINCIPAL AMOUNT                                                                                       VALUE
------------------------------------------------------------------------------------------------------------
    $14,680,000   Interest in $492,645,000 joint repurchase agreement
                   April 30, 1997 with Morgan (J.P.) & Co., Inc. due
                   May 1, 1997 with respect to various U.S. Treasury
                   obligations -- maturity value of $14,682,214 for an
                   effective yield of 5.43%                                                   $   14,682,214
------------------------------------------------------------------------------------------------------------
                 Total Investments  (cost $375,474,046) ***                                   $  374,707,892
------------------------------------------------------------------------------------------------------------

*    Percentages indicated are based on net assets of $364,944,370.

*** The aggregate identified cost on a tax basis is $376,874,368, resulting in gross unrealized appreciation and depreciation of $2,942,698 and $5,109,174, respectively, or net unrealized depreciation of $2,166,476.

# A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at April 30, 1997.

(R)  Real Estate Investment Trust.

     TBA after the name of a security represents to be announced securities (Note 1).

     144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.



----------------------------------------------------------------------------------------
Futures Contracts Outstanding at April 30, 1997
                                             Aggregate Face   Expiration     Unrealized
                               Market Value       Value          Date       Appreciation
----------------------------------------------------------------------------------------
US Treasury Notes 10 year
(Short)                         $ 9,627,188    $ 9,658,125      Jun-97          $30,937
US Treasury Bonds 20 year
(Short)                          12,348,781     12,574,906      Jun-97           226,125
US Treasury Notes 5 year
(Short)                          25,583,344     25,803,563      Jun-97           220,219
----------------------------------------------------------------------------------------
                                                                                $477,281
----------------------------------------------------------------------------------------
Forward Currency Contracts to Buy at April 30, 1997
(aggregate face value $1,263,807)
                                                 Aggregate Face  Delivery    Unrealized
                                Market Value         Value        Date      Depreciation
----------------------------------------------------------------------------------------
Australian Dollars              $    481,701   $    481,730     6/18/97         $    (29)
Canadian Dollars                      71,811         73,855     6/18/97           (2,044)
Deutschemarks                        193,528        198,194     6/18/97           (4,666)
Thai Baht                            509,698        510,028     6/18/97             (330)
----------------------------------------------------------------------------------------
                                                                                $ (7,069)
----------------------------------------------------------------------------------------

Forward Currency Contracts to Sell at April 30, 1997
(aggregate face value $13,026,921)

                                      Market     Aggregate Face    Delivery   Unrealized
                                      Value          Value           Date   Appreciation
----------------------------------------------------------------------------------------
British Pounds                   $ 5,625,408       $5,675,046       6/18/97     $ 49,638
Japenese Yen                       7,234,446         7,351875       6/18/97      117,429
----------------------------------------------------------------------------------------
                                                                                $167,067
----------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.



Statement of assets and liabilities
April 30, 1997 (Unaudited)

Assets
---------------------------------------------------------------------------------------------------
Investments in securities, at value (identified cost $375,474,046) (Note 1)           $ 374,707,892
---------------------------------------------------------------------------------------------------
Interest and other receivables                                                            5,434,755
---------------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                                      132,390
---------------------------------------------------------------------------------------------------
Receivable for securities sold                                                           15,863,186
---------------------------------------------------------------------------------------------------
Receivable for open forward currency contracts                                              167,067
---------------------------------------------------------------------------------------------------
Receivable for closed forward currency contracts                                             61,111
---------------------------------------------------------------------------------------------------
Total assets                                                                            396,366,401

Liabilities
---------------------------------------------------------------------------------------------------
Payable to subcustodian (Note 2)                                                            415,364
---------------------------------------------------------------------------------------------------
Payable for variation margin                                                                140,938
---------------------------------------------------------------------------------------------------
Distributions payable to shareholders                                                        63,287
---------------------------------------------------------------------------------------------------
Payable for securities purchased                                                         29,667,020
---------------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                                  218,147
---------------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                                568,157
---------------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                                   76,048
---------------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                                 7,353
---------------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                                    641
---------------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                                       80,814
---------------------------------------------------------------------------------------------------
Payable for open forward currency contracts                                                   7,069
---------------------------------------------------------------------------------------------------
Payable for closed forward currency contracts                                                76,923
---------------------------------------------------------------------------------------------------
Other accrued expenses                                                                      100,270
---------------------------------------------------------------------------------------------------
Total liabilities                                                                        31,422,031
---------------------------------------------------------------------------------------------------
Net assets                                                                            $ 364,944,370

Represented by
---------------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                       $ 548,000,966
---------------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                              3,968,626
---------------------------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign
currency transactions (Note 1)                                                         (186,897,607)
---------------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and assets and
liabilities in foreign currencies                                                          (127,615)
---------------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital shares outstanding             $ 364,944,370

Computation of net asset value and offering price
---------------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($353,993,558 divided by 35,812,034 shares)                                                   $9.88
---------------------------------------------------------------------------------------------------
Offering price per class A share (100/95.25 of $9.88)*                                       $10.37
---------------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($10,010,731 divided by 1,016,520 shares)**                                                   $9.85
---------------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($940,081 divided by 95,104 shares)                                                           $9.88
---------------------------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $9.88)*
---------------------------------------------------------------------------------------------------
 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.
** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.



Statement of operations
Six months ended April 30, 1997 (Unaudited)

Interest income:                                                                       $13,856,601

Expenses:
Compensation of Manager (Note 2)                                                         1,174,471
--------------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                             325,950
--------------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                            7,714
--------------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                             3,693
--------------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                                      454,190
--------------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                                       49,559
--------------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                        2,010
--------------------------------------------------------------------------------------------------
Reports to shareholders                                                                     34,725
--------------------------------------------------------------------------------------------------
Registration fees                                                                              100
--------------------------------------------------------------------------------------------------
Auditing                                                                                    28,905
--------------------------------------------------------------------------------------------------
Legal                                                                                        3,872
--------------------------------------------------------------------------------------------------
Other                                                                                       27,037
--------------------------------------------------------------------------------------------------
Total expenses                                                                           2,112,226
--------------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                                 (89,475)
--------------------------------------------------------------------------------------------------
Net expenses                                                                             2,022,751
--------------------------------------------------------------------------------------------------
Net investment income                                                                   11,833,850
--------------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                                           819,526
--------------------------------------------------------------------------------------------------
Net realized gain on futures contracts (Note 1)                                            246,178
--------------------------------------------------------------------------------------------------
Net realized gain on foreign currency transactions (Note 1)                                630,311
--------------------------------------------------------------------------------------------------
Net unrealized appreciation of  assets and liabilities in
foreign currencies during the period                                                       507,816
--------------------------------------------------------------------------------------------------
Net unrealized depreciation of investments futures, and TBA sales,
during the period                                                                       (7,191,779)
--------------------------------------------------------------------------------------------------
Net loss on investments                                                                 (4,987,948)
--------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                   $ 6,845,902
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.



Statement of changes in net assets

                                                                                   Six months ended         Year ended
                                                                                           April 30         October 31
                                                                                               1997*              1996
----------------------------------------------------------------------------------------------------------------------

Decrease in net assets
----------------------------------------------------------------------------------------------------------------------
Operations:
----------------------------------------------------------------------------------------------------------------------
Net investment income                                                                  $ 11,833,850      $  24,690,591
----------------------------------------------------------------------------------------------------------------------
Net realized gain on investments and
foreign currency transactions                                                             1,696,015          3,459,579
----------------------------------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and
assets and liabilities in foreign currencies                                             (6,683,963)       (10,987,465)
----------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                      6,845,902         17,162,705
----------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
----------------------------------------------------------------------------------------------------------------------
From net investment income
----------------------------------------------------------------------------------------------------------------------
Class A                                                                                 (11,415,514)       (23,678,859)
----------------------------------------------------------------------------------------------------------------------
Class B                                                                                    (240,190)          (243,839)
----------------------------------------------------------------------------------------------------------------------
Class M                                                                                     (24,553)           (19,056)
----------------------------------------------------------------------------------------------------------------------
Decrease from capital share transactions (Note 4)                                       (18,224,654)       (33,489,985)
----------------------------------------------------------------------------------------------------------------------
Total decrease in net assets                                                            (23,059,009)       (40,269,034)

Net assets
----------------------------------------------------------------------------------------------------------------------
Beginning of period                                                                     388,003,379        428,272,413
----------------------------------------------------------------------------------------------------------------------
End of period (including undistributed net investment
income of $3,968,626 and $3,815,033, respectively)                                     $364,944,370      $ 388,003,379
----------------------------------------------------------------------------------------------------------------------
* Unaudited

The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------------------------------------------
                              Six months
                                   ended
Per-share                       April 30
operating performance         (Unaudited)                                    Year ended October 31
------------------------------------------------------------------------------------------------------------------------------------
                                    1997             1996             1995             1994             1993             1992
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period               $10.01           $10.17            $9.32           $10.47           $10.47           $10.52
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                .32              .61 (b)          .60              .61              .83              .84
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments          (.14)            (.18)             .84            (1.07)              --             (.05)
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                .18              .43             1.44             (.46)             .83              .79
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                   (.31)            (.59)            (.59)            (.66)            (.83)            (.72)
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                        --               --               --               --               --             (.12)
------------------------------------------------------------------------------------------------------------------------------------
Return of capital                                      --               --             (.03)              --               --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                 (.31)            (.59)            (.59)            (.69)            (.83)            (.84)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                      $9.88           $10.01           $10.17            $9.32           $10.47           $10.47
------------------------------------------------------------------------------------------------------------------------------------
Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)           1.82*            4.45            15.97            (4.54)            8.17             7.75
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                  $353,994         $379,929         $426,252         $449,480         $600,181         $655,656
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)            .55*            1.16             1.12             1.06             1.05             1.11
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)           3.16*            6.12             6.22             6.91             7.81             6.83
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)            126.14           297.30           234.95           317.91           150.05           248.37
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Per share net investment income has been determined on the basis the weighted average number of shares outstanding during the period.

(c) The ratio of expenses to average net assets for periods ended October 31, 1995 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts. (Note 2).




Financial highlights
(For a share outstanding throughout the period)

CLASS B
------------------------------------------------------------------------------------------------------------------------------------
                                                                Six months
                                                                     ended                                     For the period
Per-share                                                         April 30                                       June 6, 1994+
operating performance                                           (Unaudited)             Year ended Oct. 31         to Oct. 31
------------------------------------------------------------------------------------------------------------------------------------
                                                                      1997             1996             1995             1994
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                                  $9.98           $10.14            $9.30            $9.68
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                  .26              .54 (b)          .52              .18
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                            (.12)            (.18)             .84             (.32)
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                                  .14              .36             1.36             (.14)
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                                     (.27)            (.52)            (.52)            (.23)
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                                          --               --               --               --
------------------------------------------------------------------------------------------------------------------------------------
Return of capital                                                                        --               --             (.01)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                   (.27)            (.52)            (.52)            (.24)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                        $9.85            $9.98           $10.14            $9.30
------------------------------------------------------------------------------------------------------------------------------------
Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)                                             1.46*            3.74            15.09            (1.42)*
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                     $10,011           $7,535           $1,835             $498
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                                              .93*            1.93             1.85              .72*
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                             2.70*            5.44             5.42             2.34*
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                              126.14           297.30           234.95           317.91
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Per share net investment income has been determined on the basis the weighted average number of shares outstanding during the period.

(c) The ratio of expenses to average net assets for periods ended October 31, 1995 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts. (Note 2).



Financial highlights
(For a share outstanding throughout the period)

CLASS M
------------------------------------------------------------------------------------------------------------------------------------
                                                                                 Six months
                                                                                      ended             Year   For the period
Per-share                                                                          April 30            ended   April 12, 1995+
operating performance                                                            (Unaudited)         Oct. 31        to Oct 31
------------------------------------------------------------------------------------------------------------------------------------
                                                                                       1997             1996             1995
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                                                  $10.01           $10.17            $9.57
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                   .30 (b)          .59 (b)          .29 (b)
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                                             (.13)            (.18)             .60
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                                                   .17              .41              .89
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                                                      (.30)            (.57)            (.29)
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                                                           --               --               --
------------------------------------------------------------------------------------------------------------------------------------
Return of capital                                                                                         --               --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                                    (.30)            (.57)            (.29)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                                         $9.88           $10.01           $10.17
------------------------------------------------------------------------------------------------------------------------------------
Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)                                                              1.71*            4.20             9.35*
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                                         $940             $539             $186
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                                                               .68*            1.43              .71*
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                                              2.95*            5.90             3.15*
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                               126.14           297.30           234.95
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Per share net investment income has been determined on the basis the weighted average number of shares outstanding during the period.

(c) The ratio of expenses to average net assets for periods ended October 31, 1995 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts. (Note 2).




Notes to financial statements
April 30, 1997 (Unaudited)

Note 1
Significant accounting policies

Putnam Federal Income Trust (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks high current income, consistent with preservation of capital, through investments primarily in U.S. government securities.

The fund offers class A, class B and class M shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge, but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class M shares are sold with a maximum front-end sales charge of 3.25% and pay an ongoing distribution fee that is lower than class B shares and higher than class A shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sale price, or, if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value, and other investments, are stated at fair value following procedures approved by the Trustees. Market quotations are not considered to be readily available for long-term corporate bonds and notes; such investments are stated at fair value on the basis of valuations furnished by a pricing service, approved by the Trustees, which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, Inc. ("Putnam Management"), the fund's Manager, a wholly-owned subsidiary of Putnam Investments, Inc.. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such fluctuations are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net exchange gains or losses on closed forward currency contracts, disposition of foreign currencies and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized gains and losses on foreign currency transactions arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

F) Forward currency contracts The fund may engage in forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date, to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short-term investments). The U.S. dollar value of forward currency contracts is determined using forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is "marked to market" daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.

G) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

H) TBA purchase commitments The fund may enter into "TBA" (to be announced) purchase commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, the amount of the commitments will not fluctuate more than 1.0% from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under "Security valuation" above.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for their portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

I) TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as "cover" for the transaction.

Unsettled TBA sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under "Security valuation" above. The contract is "marked-to-market" daily and the change in market value is recorded by a fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the fund realizes a gain or loss on the underlying security. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

J) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At October 31, 1996, the fund had a capital loss carryover of approximately $187,373,000 available to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

Loss Carryover                        Expiration
---------------------------------------------------
$118,265,000                       October 31, 1997

  15,005,000                       October 31, 1998

  54,103,000                       October 31, 2002

K) Distributions to shareholders Distributions to shareholders are recorded by the fund on the ex-dividend date. At certain times, the fund may pay distributions at a level rate even though, as a result of market conditions or investment decisions, the fund may not achieve projected investment results for a given period. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2
Management fee, administrative services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.75% of the first $100 million of average net assets, 0.65% of the next $100 million, 0.55% of the next $300 million, 0.45% of the next $500 million, and 0.40% of any amount over $1 billion.

As part of the custodian contract between the subcustodian bank and PFTC, the subcustodian bank has a lien on the securities of the fund to the extent permitted by the fund's investment restrictions to cover any advances made by the subcustodian bank for the settlement of securities purchased by the fund. At April 30, 1997, the payable to the subcustodian bank represents the amount due for cash advance for the settlement of a security purchased.

The fund reimburses Putnam Management for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the six months ended April 30, 1997, fund expenses were reduced by $89,475 under expense offset arrangements with PFTC. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of these assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Trustees of the fund receive an annual Trustees fee of $750 and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in the fund or in other Putnam funds until distribution in accordance with the Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan covering all Trustees of the Fund who have served as Trustee for at least five years. Benefits under the plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Trustee fees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam Investments Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Mutual Funds Corp. at an annual rate up to 0.35%, 1.00% and 1.00% of the average net assets attributable to class A, class B and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00% and 0.50% of the average net assets attributable to class A, class B and class M shares respectively.

For the six months ended April 30, 1997, Putnam Mutual Funds Corp., acting as underwriter received net commissions of $27,899 and $178 from the sale of class A and class M shares, respectively and received $16,759 in contingent deferred sales charges from redemptions of class B shares. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the six months ended April 30, 1997, Putnam Mutual Funds Corp., acting as underwriter received no monies on class A redemptions.

Note 3
Purchases and sales of securities

During the six months ended April 30, 1997, purchases and sales of investment securities other than U.S. government obligations and short-term investments aggregated $87,515,297 and $112,783,528, respectively. Purchases and sales of U.S. government obligations aggregated $377,628,638 and $367,043,391, respectively. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Note 4
Capital shares

At April 30, 1997, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                        Six months ended
                                         April 30, 1997
------------------------------------------------------------
Class A                              Shares           Amount
------------------------------------------------------------
Shares sold                       1,031,872     $ 10,240,133
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                       621,854        6,176,325
------------------------------------------------------------
                                  1,653,726       16,416,458

Shares
repurchased                      (3,779,618)     (37,645,826)
------------------------------------------------------------
Net decrease                     (2,125,892)    $(21,229,368)
------------------------------------------------------------

                                          Year ended
                                        October 31, 1996
------------------------------------------------------------
Class A                              Shares           Amount
------------------------------------------------------------
Shares sold                       1,938,500     $ 19,364,523
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                     1,266,547       12,588,121
------------------------------------------------------------
                                  3,205,047       31,952,644

Shares
repurchased                      (7,170,397)     (71,497,032)
------------------------------------------------------------
Net decrease                     (3,965,350)    $(39,544,388)
------------------------------------------------------------

                                        Six months ended
                                         April 30, 1997
------------------------------------------------------------
Class B                              Shares           Amount
------------------------------------------------------------
Shares sold                         612,448       $6,077,676
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                        21,511          212,892
------------------------------------------------------------
                                    633,959        6,290,568

Shares
repurchased                        (372,136)      (3,695,565)
------------------------------------------------------------
Net increase                        261,823       $2,595,003
------------------------------------------------------------

                                             Year ended
                                         October 31, 1996
------------------------------------------------------------
Class B                              Shares           Amount
------------------------------------------------------------
Shares sold                         884,580       $8,771,380
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                        21,682          213,062
------------------------------------------------------------
                                    906,262        8,984,442

Shares
repurchased                        (332,561)      (3,281,315)
------------------------------------------------------------
Net increase                        573,701       $5,703,127
------------------------------------------------------------

                                         Six months ended
                                          April 30, 1997
------------------------------------------------------------
Class M                              Shares           Amount
------------------------------------------------------------
Shares sold                          91,938          910,584
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                         1,673           16,575
------------------------------------------------------------
                                     93,611          927,159

Shares
repurchased                         (52,360)        (517,448)
------------------------------------------------------------
Net increase                         41,251          409,711
------------------------------------------------------------

                                             Year ended
                                         October 31, 1996
------------------------------------------------------------
Class M                              Shares           Amount
------------------------------------------------------------
Shares sold                          39,320         $387,633
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                           987            9,769
------------------------------------------------------------
                                     40,307          397,402

Shares
repurchased                          (4,704)         (46,126)
------------------------------------------------------------
Net increase                         35,603         $351,276
------------------------------------------------------------

PUTNAM GROWTH FUNDS

Asia Pacific Growth Fund

Capital Appreciation Fund

Diversified Equity Trust

Europe Growth Fund

Global Growth Fund

Global Natural Resources Fund *

Health Sciences Trust

International Growth Fund +

International New Opportunities Fund

Investors Fund

New Opportunities Fund

OTC & Emerging Growth Fund [DBL. DAGGERS]

Vista Fund

Voyager Fund

Voyager Fund II

PUTNAM GROWTH
AND INCOME FUNDS

Balanced Retirement Fund

Convertible Income-Growth Trust

Equity Income Fund

The George Putnam Fund of Boston

The Putnam Fund for Growth and Income

Growth and Income Fund II

International Growth and Income Fund

New Value Fund

Utilities Growth and Income Fund

PUTNAM INCOME FUNDS

American Government Income Fund

Diversified Income Trust

Diversified Income Trust II

Federal Income Trust

Global Governmental Income Trust

High Yield Advantage Fund

High Yield Trust

Income Fund

Intermediate U.S. Government
Income Fund

Preferred Income Fund

U.S. Government Income Trust

PUTNAM TAX-FREE
INCOME FUNDS

Municipal Income Fund

Tax Exempt Income Fund

Tax-Free High Yield Fund

Tax-Free Insured Fund

State tax-free income funds [SECTION MARK]

Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio and Pennsylvania

LIFESTAGESM FUNDS

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio

Asset Allocation: Conservative Portfolio

Asset Allocation: Growth Portfolio

MOST CONSERVATIVE INVESTMENTS **

Putnam money market funds: ++

California Tax Exempt Money Market Fund

Money Market Fund

New York Tax Exempt Money Market Fund

Tax Exempt Money Market Fund

CDs and savings accounts [2 DBL. DAGGERS]

* Formerly Natural Resources Fund

+ Formerly Overseas Growth Fund

[DBL. DAGGER] Formerly OTC Emerging Growth Fund

[SECTION MARK] Not available in all states.

** Relative to above.

++ An investment in a money market fund is neither insured nor guaranteed by the U.S. government. These funds are managed to maintain a price of $1.00 per share, although there is no assurance that this price will be maintained in the future.

[2 DBL. DAGGERS] Not offered by Putnam Investments. Certificates of deposit offer a fixed rate of return and may be insured up to certain limits by federal/state agencies. Savings accounts may also be insured up to certain limits. Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.


Fund information

INVESTMENT MANAGER

Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
John A. Hill
Ronald J. Jackson
Elizabeth T. Kennan
Lawrence J. Lasser
Robert E. Patterson
Donald S. Perkins
George Putnam, III
A.J.C. Smith
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Gary N. Coburn
Vice President

William J. Curtin
Vice President

Kenneth J. Taubes
Vice President and Fund Manager

Max S. Senter
Vice President and Fund Manager

William N. Shiebler
Vice President

John R. Verani
Vice President

Paul M. O'Neil
Vice President

Beverly Marcus
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam Federal Income Trust. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information, or to request a prospectus, call toll free: 1-800-225-1581. You can also learn more at Putnam Investments' website: http://www.putnaminv.com.

Shares of mutual funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, are not insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other agency, and involve risk, including the possible loss of principal amount invested.



[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

--------------------
Bulk Rate
U.S. Postage
PAID
Putnam
Investments
--------------------

33889-039/334/878   6/97